Report on Recent Market Developments

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
October 12, 2007

Capital Market Commentary

In 2007, liquidity and credit concerns radiating from the subprime mortgage markets have resulted in a challenging environment for all fixed income investorseven those like the HIT, who hold no assets backed by subprime single-family mortgages. Broad fears in the market that investors in pools of subprime mortgages will experience large losses have triggered an increase in volatility, a loss of liquidity and an increase in risk premiums in a wide array of other fixed-income marketsincluding AAA-rated sectors. Even government and agency-conforming mortgage-backed securities (MBS) have suffered as concerns about the U.S. residential real estate markets affected the liquidity of these high-credit quality mortgage securities. As an indicator of the degree of the turmoil that has resulted in several high-profile hedge funds ceasing operations, the Federal Reserve cut its target Federal Funds Rate on September 18, 2007, by a greater-than-expected 50 basis points in an effort to keep the credit crunch from bleeding into the real economy.

The HIT began 2007 with approximately 2.50% in cash and U.S. Treasuries. By the end of February, in anticipation of market volatility, the HIT increased the combined cash and Treasury position to approximately 8% of the portfolio. The liquidity and credit turmoil from the subprime crisis subsequently leaked into other asset classes such multifamily MBS and even GSE-guaranteed MBS. The potential loss avoidance in price performance to the HIT could have been as much as 11 bps. The yield giveback is likely to have been approximately four basis points for the six months of increased liquidity in the portfolio.

The HITs Response: Strategy Through Year-End

Beyond the measurable movements in spreads and returns, it is evident that liquidity for mortgage investments remains very thin. Dealer balance sheets are heavy and most dealers are hesitant to bid bonds even at discounted prices.1 These circumstances may lead to opportunity for investors with liquidity and capital, such as the HIT, to purchase assets at attractive prices and yields in order to enhance returns.

[1] While this is difficult to quantify, bid-offer spreads (a proxy for compensation that dealers demand for the risk that they will be unable to move securities off their balance sheets in a timely fashion) on certain securities in the HIT portfolio widened from about 1 basis point to 3-7 basis points in yield at the peak of the third quarters liquidity crunch.

In spite of the ongoing uncertainties in the market, the Trust currently has adequate liquidity, with approximately $365 million in cash and U.S. Treasuries as of September 30. The Trust also has more than $1 billion in single-family MBS, which have also been discounted due to the increase volatility, but remain highly liquid. Maintaining its higher allocation to more liquid securities in the short term will not be without costit entails a give up in annual yield of approximately one and a half basis points for every 1% allocation from spread product to Treasuries. The Trust, therefore, will look for opportunities to add higher yielding multifamily mortgage investments as liquidity improves in the market.

Provided that market conditions allow it, the Trust will be guided by the following goals in the months ahead:

  Disinvest in Cash and Treasuries. The Trust will seek to reduce its combined cash and U.S. Treasury position to approximately 3 percent of the portfolio by year-end;
  Invest in higher yielding securities. The Trust will seek to rotate approximately $200-$250 million out of comparatively low-yielding Treasury assets to purchase high credit quality mortgage investments with significant yield spreads versus treasuries #&151; including new construction multi-family mortgage investments;
  Activate the Trusts new authority to use Total Return Swaps (TRS). The Trust will seek to increase yield by targeting $50 million in TRS transactions each quarter for the next several quarters.

Should market conditions improve, the rotation out of Treasuries is expected to increase the Trusts annual expected yield by approximately 7.5 -10 basis points. Additionally, executing the TRS transactions has the potential to increase the annualized portfolio yield by 9-11 bps assuming the execution of $300 million of notional outstanding TRS.

Liquidity and Credit Crisis Impact on the HIT Portfolio

Although the HIT does not own any securities backed by subprime mortgages, its overweight in mortgage securities and underweight in Treasury bonds resulted in its underperforming the benchmark year-to-date through September. For this time period the HIT lagged the benchmark by 21 basis points on a net basis (3.64% vs. 3.85%) .

Trust Net Relative Performance vs. Benchmark Through September 30, 2007

	One-Year	Three-Year	Five-Year	Ten-Year

AFL-CIO HIT	4.97%	3.89%	4.13%	6.10%

Lehman Aggregate	5.14%	3.86%	4.13%	5.97%

Relative Performance	-0.17%	+0.03%	+0.00%	+0.13

Source: HIT Financials. Some figures may not foot due to rounding

Swap Spreads

Swap spreads have widened across every maturity this year, which adversely affects the Trust based on its structural overweight to spread based investments. The spread-widening, though down from its peak in the third quarter, reflects the ongoing credit concerns in the subprime mortgage market that have spilled over into the swaps market and other asset classes as investors have become more risk averse. This general flight-to-quality picked up steam in the third quarter and tarred all fixed income assetseven AAA-rated securitiesas investors sought the safe harbor of U.S. Treasury securities.

Both agency and private-label CMBS spreads widened as well, once again hampering relative performance of the portfolio. Investors are beginning to put more emphasis on credit analysis and underwriting standards. This is evident in the spread between bonds that carry the same AAA ratings, but different collateral quality. Though all major investment-grade fixed income sectors have underperformed U.S. Treasuries this year on an interest-rate risk adjusted basis, the sectors rated below AAA have done most poorly.

Excess (i.e. Interest Rate Risk-Adjusted) Returns for Credit Sectors of the Lehman Aggregate Bond Index

Credit Rating	YTD Excess Returns (basis points) as of 9/30/2007

AAA	-73

AA	-161

A	-205

BBB	-147

Source: Lehman Live.

So although the HITs structural underweight to risk-free assets has hurt performance in 2007, avoiding the riskier sectors of the investment-grade universe has served it well.

Portfolio Management Strategy

The HITs core strategy of outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, has been to construct a portfolio with better credit quality, similar interest rate risk and higher yield than the benchmark. The HIT achieves this by substituting high credit quality multifamily MBS in place of corporate and government bonds. Recent market volatility has resulted in high credit quality multifamily MBS offering higher yield premiums versus U.S. Treasuries with comparable average lives than they have in several years.

Beginning in early 2007, the HIT positioned itself in a slightly defensive positionaccumulating more U.S. Treasuries compared to its traditional weightings. The potential loss avoidance in price performance could have been as much as 11 bps while giving up approximately 4 bps of yield. The HIT also increased the liquidity in its portfolio which may now allow the HIT to purchase and accumulate undervalued mortgage investments with high credit quality as market opportunities present themselves.

Looking Forward

Looking ahead, an investment in the HIT remains a prudent choice for Taft-Hartley and public pension funds. The HIT portfolio has no subprime mortgages in its portfolio and little credit risk rated below AAA or Government/Agency. In addition, the HITs interest rate risk is similar to the benchmark, it has better yields as compared to risk-free assets and the benchmark and it can currently benefit from multifamily mortgage spreads that are near their widest levels in the past several years.

The HIT has commenced negotiations with potential counterparties to execute total return swap strategies involving tax-exempt bonds to increase the portfolio income in future periods. This strategy should also allow the Trust to be more competitive in sourcing new construction multifamily mortgage investments.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participants units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com.

The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with the active management of an actual portfolio.

Investors should consider the Trusts investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at

202-331-8055 or by viewing the HITs website at www.aflcio-hit.com . The prospectus should be read carefully before investing.

Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, especially during periods of downturn in the market. All current statistics are as of October 12, 2007, unless otherwise indicated.